Exhibit 10.87

CLARIFICATION AND MODIFICATION OF

AGREEMENT REGARDING CONVERSION OF PROMISSORY NOTE

THIS CLARIFICATION AND MODIFICATION OF PROMISSORY NOTE hereby amends and supplements that certain AGREEMENT REGARDING CONVERSION OF PROMISSORY NOTE (the “Agreement”) dated as of July 29, 2005, by and between Biovest International, Inc., a Delaware corporation (“Biovest”), and the undersigned (“Holder”) as follows:

Paragraph 1 of the Agreement is hereby modified by adding the following sentence to the end of said paragraph: “The conversion described in this paragraph will occur at the time and upon the conditions set forth in paragraph 2 below, and such conversion will occur automatically and without any further action on the part of the Holder or Biovest.”

Paragraph 2 of the Agreement is hereby deleted and replaced with the following: “The automatic conversion of the principal and all accrued interest under the Convertible Promissory Notes pursuant to Paragraph 1 above shall occur on the date which is the earlier of (a) thirty (30) days after the closing of the initial underwritten public offering of Accentia Biopharmaceuticals, Inc. or (b) December 1, 2005. Notwithstanding the foregoing, such conversion shall be conditioned on the following: (i) Biovest’s common stock must be quoted on the OTC Bulletin Board as of the date of conversion, and (ii) the Holder shall not have previously converted such Convertible Promissory Notes into common stock of Accentia Biopharmaceuticals, Inc pursuant to the terms of such notes. Upon such conversion, all principal and accrued but unpaid interest through the date of conversion shall be deemed to have been automatically and irrevocably paid in full.”

All other terms of the Agreement shall continue in full force and effect. This Clarification and Modification shall be deemed to be effective as of September 27, 2005.

BIOVEST INTERNATIONAL, INC.	HOLDER

By:	Signature:
Name: Title:	Name:

Signature:

Name:

ACCENTIA BIOPHARMACEUTICALS, INC. (assenting to both the Agreement and this Clarification and Modification)

By:
Name:
Title: